INDEPENDENT AUDITOR'S CONSENT


We do hereby consent to the use of our report dated May 21, 1999 on the financial statements of Global Foods Online, Inc. included in and made part of the registration statement of Global Foods Online, Inc. dated July 15, 1999.


July 15, 1999

/s/   James E. Scheifley & Associates, P.C.
Certified Public Accountant